AXS Merger Fund

Investor Class Shares: GAKAX

Class I Shares: GAKIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 21, 2023, to the

Summary Prospectus dated February 1, 2023.

Effective immediately, the following changes are made to the Summary Prospectus of the AXS Merger Fund (the “Fund”):

The second paragraph in the “Performance” section for the Fund beginning on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of the ICE BofA Merrill Lynch 3-Month Treasury Bill Index. The bar chart shows the performance of the Fund’s Class I shares. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.axsinvestments.com or by calling the Fund at 1-833-AXS- ALTS (1-833-297-2587).

The “Average Annual Total Returns” table for the Fund beginning on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	3.99%	1.95%	2.43%
Class I Shares – Return After Taxes on Distributions*	3.86%	1.37%	1.81%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares*	2.45%	1.32%	1.68%
Investor Class Shares[1] – Return Before Taxes	3.82%	1.71%	2.12%
ICE BofA Merrill Lynch 3-Month Treasury Bill Index (Reflects No Deductions for Fees, Expenses or Taxes)	1.47%	1.27%	0.77%

[1]	The Predecessor Fund’s Class A shares were re-designated as Investor Class shares at the close of business on July 24, 2015.
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After — tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I Shares will vary from returns shown for Class I Shares.

Please file this Supplement with your records.